UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2011

_______________

Biostem U.S. Corporation
(Exact Name of Registrant as Specified in Its Charter)

_______________

Nevada	333-158560	80-0324801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1266 Turner Street
Clearwater, FL 33756
(Address of Principal Executive Offices) (Zip Code)

727-446-5000
(Registrant’s Telephone Number, Including Area Code)

EQUINOX INTERNATIONAL, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

See Item 5.02 below.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS

Effective July 31, 2011, Ron Sloma resigned a director and Chief Financial Officer of the Company, his employment agreement with the Company was terminated, and John Satino, the Company’s Vice President, was appointed as interim Chief Financial Officer.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biostem U.S. Corporation

Dated: August 1, 2011	By:	/s/ Dwight C. Brunoehler
Dwight C. Brunoehler, Chief Executive Officer

3